UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - DECEMBER 1, 2005


                                 MANCHESTER INC.
             (Exact name of Registrant as specified in its charter)



             NEVADA                    333-102740               98-0380409
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)        Identification Number)


                          100 Crescent Court, 7th Floor
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (604) 788-7848
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01:  Other Events.

On December 1, 2005, Richard Gaines was appointed as the Corporate Secretary of Manchester Inc.































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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MANCHESTER INC.
Dated: December 6, 2005


                                             By: /s/ Paul Minichiello
                                                 ------------------------------
                                                 Name:   Paul Minichiello
                                                 Title:  President and C.E.O.




























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